Exhibit 10.2

            Grantor Trust Agreement, dated as of November 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Bank, F.A., and Bank One, National Association, as grantor trustee.

                                                                            10.2

                                                                  EXECUTION COPY

                             GRANTOR TRUST AGREEMENT

                          Dated as of November 1, 1999

                                      among

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           WASHINGTON MUTUAL BANK, FA,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,

                               as Grantor Trustee

                    Mortgage-Backed Pass-Through Certificates

                                 Series 1999-WM1

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION ...............................   2

      Section 1.01  DEFINITIONS ............................................   2

      Section 1.02  USE OF WORDS AND PHRASES ...............................   8

      Section 1.03  CAPTIONS; TABLE OF CONTENTS ............................   9

      Section 1.04  OPINIONS ...............................................   9

ARTICLE II ESTABLISHMENT AND ORGANIZATION OF THE TRUST .....................  10

      Section 2.01  ESTABLISHMENT OF THE TRUST .............................  10

      Section 2.02  OFFICE .................................................  10

      Section 2.03  PURPOSES AND POWERS ....................................  10

      Section 2.04  APPOINTMENT OF THE GRANTOR TRUSTEE; DECLARATION OF TRUST  10

      Section 2.05  EXPENSES OF THE TRUST ..................................  10

      Section 2.06  OWNERSHIP OF THE TRUST .................................  10

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR .....  12

      Section 3.01  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR ........  12

      Section 3.02  CONVEYANCE OF THE REMIC CERTIFICATES ...................  14

      Section 3.04  ACCEPTANCE BY TRUSTEE ..................................  15

ARTICLE IV ISSUANCE AND SALE OF CERTIFICATES ...............................  16

      Section 4.01  ISSUANCE OF CERTIFICATES ...............................  16

      Section 4.02  SALE OF CERTIFICATES ...................................  16

ARTICLE V CERTIFICATES AND TRANSFER OF INTERESTS ...........................  17

      Section 5.01  TERMS ..................................................  17

      Section 5.02  FORMS ..................................................  17

      Section 5.03  EXECUTION, AUTHENTICATION AND DELIVERY .................  17

      Section 5.04  REGISTRATION AND TRANSFER OF CERTIFICATES ..............  17

      Section 5.05  MUTILATED, DESTROYED, LOST OR STOLEN FLOATING RATE
                    CERTIFICATES ...........................................  19

      Section 5.06  PERSONS DEEMED OWNERS ..................................  20

      Section 5.07  CANCELLATION ...........................................  20

      Section 5.08  ASSIGNMENT OF RIGHTS ...................................  20

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

ARTICLE VI COVENANTS .......................................................  21

      Section 6.01  DISTRIBUTIONS ..........................................  21

      Section 6.02  WITHHOLDING ............................................  21

      Section 6.03  PROTECTION OF TRUST ESTATE .............................  21

      Section 6.04  PERFORMANCE OF OBLIGATIONS .............................  22

      Section 6.05  NEGATIVE COVENANTS .....................................  22

      Section 6.06  NO OTHER POWERS ........................................  23

      Section 6.07  LIMITATION OF SUITS ....................................  23

      Section 6.08  UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE
                    DISTRIBUTIONS...........................................  24

      Section 6.09  RIGHTS AND REMEDIES CUMULATIVE .........................  24

      Section 6.10  DELAY OR OMISSION NOT WAIVER ...........................  24

      Section 6.11  CONTROL BY HOLDERS .....................................  24

      Section 6.12  ACCESS TO CERTIFICATEHOLDERS' NAMES AND ADDRESSES ......  24

ARTICLE VII ACCOUNTS, DISBURSEMENTS AND RELEASES............................  26

      Section 7.01  COLLECTION OF MONEY ....................................  26

      Section 7.02  ESTABLISHMENT OF ACCOUNTS ..............................  26

      Section 7.03  FLOW OF FUNDS ..........................................  26

      Section 7.04  INVESTMENT OF ACCOUNTS .................................  27

      Section 7.05  ELIGIBLE INVESTMENTS ...................................  27

      Section 7.06  ACCOUNTING AND DIRECTIONS BY GRANTOR TRUSTEE ...........  28

      Section 7.07  REPORTS BY GRANTOR TRUSTEE TO HOLDERS ..................  29

      Section 7.08  REPORTS BY GRANTOR TRUSTEE .............................  29

ARTICLE VIII   SERVICING AND ADMINISTRATION OF ASSETS.......................  30

      Section 8.01  TERMINATION OF SWAP AGREEMENTS .........................  30

      Section 8.02  TRANSFER OF SWAP AGREEMENTS ............................  30

ARTICLE IX TERMINATION OF TRUST ............................................  33

      Section 9.01  TERMINATION OF TRUST ...................................  33

      Section 9.02  DISPOSITION OF PROCEEDS ................................  33

ARTICLE X THE GRANTOR TRUSTEE...............................................  34

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

      Section 10.01 CERTAIN DUTIES AND RESPONSIBILITIES ....................  34

      Section 10.02 CERTAIN RIGHTS OF THE GRANTOR TRUSTEE ..................  35

      Section 10.03 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF CERTIFICATES  36

      Section 10.04 MAY OWN CERTIFICATES ...................................  36

      Section 10.05 MONEY HELD IN TRUST ....................................  36

      Section 10.06 CORPORATE GRANTOR TRUSTEE REQUIRED; ELIGIBILITY ........  36

      Section 10.07 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR ......  37

      Section 10.08 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR GRANTOR TRUSTEE .  38

      Section 10.9  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                    BUSINESS OF THE GRANTOR TRUSTEE ........................  38

      Section 10.10 LIABILITY OF THE GRANTOR TRUSTEE .......................  38

      Section 10.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR
                    TRUSTEE ................................................  39

ARTICLE XI MISCELLANEOUS....................................................  41

      Section 11.01 COMPLIANCE CERTIFICATES AND OPINIONS ...................  41

      Section 11.02 FORM OF DOCUMENTS DELIVERED TO THE GRANTOR TRUSTEE .....  41

      Section 11.03 ACTS OF HOLDERS ........................................  42

      Section 11.04 NOTICES, ETC. TO GRANTOR TRUSTEE .......................  42

      Section 11.05 NOTICES AND REPORTS TO HOLDERS; WAIVER OF NOTICES ......  43

      Section 11.06 RULES BY GRANTOR TRUSTEE ...............................  43

      Section 11.07 SUCCESSORS AND ASSIGNS .................................  43

      Section 11.08 SEVERABILITY ...........................................  43

      Section 11.09 BENEFITS OF AGREEMENT ..................................  43

      Section 11.10 LEGAL HOLIDAYS .........................................  44

      Section 11.11 GOVERNING LAW ..........................................  44

      Section 11.12 COUNTERPARTS ...........................................  44

      Section 11.13 USURY ..................................................  44

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

      Section 11.14 AMENDMENT ..............................................  44

      Section 11.15 ADDITIONAL LIMITATION ON ACTION AND IMPOSITION OF TAX ..  45

      Section 11.16 NOTICES ................................................  45

      Exhibit A:    Form of Floating Rate Certificates

      GRANTOR TRUST AGREEMENT, relating to WASHINGTON MUTUAL BANK, FA SERIES 1999-WM1 GRANTOR TRUST (the "Trust"), dated as of November 1, 1999 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, in its capacity as depositor (the "Depositor"), WASHINGTON MUTUAL BANK, FA ("Washington Mutual") and BANK ONE, NATIONAL ASSOCIATION, a national banking association, in its capacity as the grantor trustee (the "Grantor Trustee").

      WHEREAS, the Depositor wishes to establish the Trust and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution thereof;

      WHEREAS, the Depositor wishes to transfer to the Trust the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM1 Class 4 A-2, Class 5 A-3 and Class 6 A-3 (the "Class 4 A-2 REMIC Certificates," "Class 5 A-3 REMIC Certificates" and Class 6 A-3 REMIC Certificates," respectively, and collectively, the "REMIC Certificates") which, along with each swap agreement dated December 3, 1999 between Credit Suisse Financial Products (the "Swap Counterparty") and the Grantor Trustee (each, a "Swap Agreement") constitute the principal assets of the Trust Estate;

      WHEREAS, pursuant to each Swap Agreement the Grantor Trustee will distribute to the Swap Counterparty on each Distribution Date all amounts in respect of interest received on each Class of REMIC Certificates on each REMIC Distribution Date and shall have the right to receive from the Swap Counterparty on the related Swap Payment Date an amount equal to interest due on such Distribution Date on the related Class of Floating Rate Certificates at the related Floating Pass-Through Rate, subject to the netting provisions set forth in each Swap Agreement;

      WHEREAS, all things necessary to make the Floating Rate Certificates, when executed and authenticated by the Grantor Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

      WHEREAS, Bank One, National Association is willing to serve in the capacity of Grantor Trustee hereunder;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, Washington Mutual and the Grantor Trustee hereby agree as follows:

                                   CONVEYANCE

      To provide for the distribution of the interest on and/or principal of the Floating Rate Certificates in accordance with their terms, all of the sums distributable under this Agreement with respect to the Floating Rate Certificates and the performance of the covenants contained in this Agreement,
(i) the Depositor hereby sells, sets over, assigns, transfers and otherwise conveys to the Trust, without recourse and for the exclusive benefit of the Holders of the Floating Rate Certificates, all of its right, title and interest in and to (a) the REMIC Certificates issued pursuant to a Pooling and Servicing Agreement dated November 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Washington Mutual Bank, FA, as Seller and Servicer, and Bank One, National Association, as Trustee (the "Pooling and Servicing Agreement"); and (b) proceeds of all the foregoing (including, but not by way of limitation, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein; and (ii) the Grantor Trustee hereby enters into each Swap Agreement on behalf of the Trust for the benefit of the related Class of Floating Rate Certificates; ((i) and (ii) above shall be collectively referred to herein as the "Trust Estate").

      The Grantor Trustee acknowledges such sale, accepts the Trust hereunder in accordance with the provisions hereof and agrees to perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE I
                       DEFINITIONS; RULES OF CONSTRUCTION

      Section 1.01 DEFINITIONS.

      For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

      "Account": Any account established in accordance with Section 7.02 hereof.

      "Accrual Period": With respect to the Floating Rate Certificates and any Distribution Date, the period commencing on the 23rd calendar day of the month immediately preceding the month in which such Distribution Date occurs, to and including the 22nd calendar day of the month in which such Distribution Date occurs. All calculations of interest on the Floating Rate Certificates will be made on the basis of twelve 30-day months and a 360-day year.

      "Agreement": This Grantor Trust Agreement, as it may be amended from time to time, including any Exhibits hereto.

      "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to the Agreement, and whose action is binding upon such Person; with respect to the Depositor, the President and any Vice President, and with respect to the Grantor Trustee, any Vice President, Assistant Vice President, Trust Officer or any other officer of the Grantor Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject located at the Corporate Trust Office.

      "Business Day": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the States of New York or Washington or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

      "Calculation Agent": The Swap Counterparty or such other Person as may be specified in the related Swap Agreement.

      "Certificateholder or Holder": The Person in whose name a Floating Rate Certificate is registered in the Register.

      "Certificate Rate": As defined in the Pooling and Servicing Agreement.

      "Class 4 A-2 Certificate Principal Balance": As of any time of determination, the Certificate Principal Balance as of the Startup Day of all Class 4 A-2 Floating Rate Certificates less any amounts actually distributed on such Class 4 A-2 Floating Rate Certificates with respect to principal thereon pursuant to Section 7.03(d) and less any amounts of Realized Losses allocated to reduce the outstanding principal balance of the related Class of REMIC Certificates pursuant to the Pooling and Servicing Agreement prior to the REMIC Distribution Date immediately preceding such date of determination.

      "Class 5 A-3 Certificate Principal Balance": As of any time of determination, the Certificate Principal Balance as of the Startup Day of all Class 5 A-3 Floating Rate Certificates less any amounts actually distributed on such Class 5 A-3 Floating Rate Certificates with respect to principal thereon pursuant to Section 7.03(d) and less any amounts of Realized Losses allocated to reduce the outstanding principal balance of the related Class of REMIC Certificates pursuant to the Pooling and Servicing Agreement prior to the REMIC Distribution Date immediately preceding such date of determination.

      "Class 6 A-3 Certificate Principal Balance": As of any time of determination, the Certificate Principal Balance as of the Startup Day of all Class 6 A-3 Floating Rate Certificates less any amounts actually distributed on such Class 6 A-3 Floating Rate Certificates with respect to principal thereon pursuant to Section 7.03(d) and less any amounts of Realized Losses allocated to reduce the outstanding principal balance of the related Class of REMIC Certificates pursuant to the Pooling and Servicing Agreement prior to the REMIC Distribution Date immediately preceding such date of determination.

      "Class": The Class 4 A-2 Floating Rate Certificates, Class 5 A-3 Floating Rate Certificates or Class 6 A-3 Floating Rate Certificates, as applicable.

      "Class 4 A-2 Floating Rate Certificate": Any one of the Certificates designated on the face thereof as a Class 4 A-2 Grantor Trust Certificate, substantially in the form annexed hereto as Exhibit A, authenticated and delivered by the Grantor Trustee, representing the right to distributions as set forth herein. The Class 4 A-2 Floating Rate Certificates represent an interest in the Class 4 A-2 REMIC Certificates and the Swap Agreement relating to the Class 4 A-2 Floating Rate Certificates.

      "Class 5 A-3 Floating Rate Certificate": Any one of the Certificates designated on the face thereof as a Class 5 A-3 Grantor Trust Certificate, substantially in the form annexed hereto as Exhibit A, authenticated and delivered by the Grantor Trustee, representing the right to distributions as set forth herein. The Class 5 A-3 Floating Rate Certificates represent an interest in the Class 5 A-3 REMIC Certificates and the Swap Agreement relating to the Class 5 A-3 Floating Rate Certificates.

      "Class 6 A-3 Floating Rate Certificate": Any one of the Certificates designated on the face thereof as a Class 6 A-3 Grantor Trust Certificate, substantially in the form annexed hereto as Exhibit A, authenticated and delivered by the Grantor Trustee, representing the right to distributions as set forth herein. The Class 6 A-3 Floating Rate Certificates represent an interest in the Class 6 A-3 REMIC Certificates and the Swap Agreement relating to the Class 6 A-3 Floating Rate Certificates.

      "Closing": As defined in Section 4.02 hereof.

      "Code": The Internal Revenue Code of 1986, as amended.

      "Conversion Date": The latest date on which a Swap Agreement terminates, which shall be the Distribution Date in January 2002, in the case of the Swap Agreement relating to the Class 4 A-2 Certificates, April 2003, in the case of the Swap Agreement relating to the Class 5 A-3 Certificates, February 2004, in the case of the Swap Agreement relating to the Class 6 A-3 Certificates.

      "Corporate Trust Office": The designated office of the Grantor Trustee in the State of Illinois at which any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located is located at 1 Bank One Plaza, Suite 1L1-0126, Chicago, Illinois 60670-0126.

      "Current Interest": With respect to each Class of Floating Rate Certificates, on any Distribution Date, the amount of interest paid on the related REMIC Certificate on the immediately preceding REMIC Distribution Date.

      "DCR": Duff & Phelps Credit Rating Company, or any successor thereto.

      "Depositor": Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or any successor thereto.

      "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004, and any successor Depository hereafter named.

      "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Floating Rate Certificates from time to time as a securities depository.

      "Distribution Date": Any date on which the Grantor Trustee is required to make distributions to the Holders, which shall be the 23rd calendar day of each month, or if such day is not a Business Day, the next Business Day, commencing in December, 1999.

"Eligible Account": Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be Washington Mutual or an affiliate of Washington Mutual or which may be the Grantor Trustee or an affiliate of the Grantor Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of DCR; provided that so long as Washington Mutual is the Servicer, any account maintained with the Servicer shall be an Eligible Account if the long-term unsecured debt obligations of Washington Mutual are rated not lower than A2 by Moody's, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Grantor Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the Grantor Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. Section 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

      "Eligible Investments": Those investments so designated pursuant to
Section 7.05 hereof.

      "Fannie Mae": Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

      "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

      "Floating Pass-Through Rate": For any Distribution Date and the Class 4 A-2 Floating Rate Certificates, Class 5 A-3 Floating Rate Certificates and Class 6 A-3 Floating Rate Certificates, LIBOR plus 0.54%, 0.22% and 0.26% per annum, respectively, plus the Certificate Rate for the related Class of REMIC Certificates for the immediately preceding REMIC Distribution Date, minus the Certificate Rate for such Class of REMIC Certificates for the initial REMIC Distribution Date.

      "Floating Rate Certificate": Any of the Class 4 A-2 Floating Rate Certificates, Class 5 A-3 Floating Rate Certificates or Class 6 A-3 Floating Rate Certificates.

      "Floating Rate Certificate Principal Balance": The Class 4 A-2 Certificate Principal Balance, the Class 5 A-3 Certificate Principal Balance or the Class 6 A-3 Certificate Principal Balance, as applicable.

      "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

      "Grantor Trust Account": The certificate account established in accordance with Section 7.02 hereof and maintained in the corporate trust department of the Grantor Trustee; provided that the funds in such account shall not be commingled with other funds held by the Grantor Trustee.

      "Grantor Trustee": Bank One, National Association, a national banking association, not in its individual capacity but solely as Grantor Trustee under this Agreement, and any successor hereunder.

      "Highest Lawful Rate": As defined in Section 11.13.

      "Indirect Participants": Entities, such as banks brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

      "Interest Carry Forward Amount": With respect to each Class of Floating Rate Certificates, on any Distribution Date, the amount, if any, by which (i) the sum of (A) the related Interest Distribution Amount as of the immediately preceding Distribution Date and (B) any related unpaid Interest Carry Forward Amount from all previous Distribution Dates exceeds (ii) the amount of the actual distribution with respect to interest made to the Holders of the related Floating Rate Certificates on such immediately preceding Distribution Date.

      "Interest Distribution Amount": For each Class of Floating Rate Certificates, as of any Distribution Date on or prior to the date on which the related Swap Agreement terminates, interest accrued during the related Accrual Period on the Floating Rate Certificate Principal Balance of such Class at the Floating Pass-Through Rate for such Class and Distribution Date, minus any Realized Losses applied to reduce interest payable on the related class of REMIC Certificates on the immediately preceding REMIC Distribution Date. For each Class of Floating Rate Certificates, as of any Distribution Date after the date on which the related Swap Agreement terminates, interest payable on the related Class of REMIC Certificates pursuant to the terms of the Pooling and Servicing Agreement.

      "LIBOR": With respect to any Accrual Period for the Floating Rate Certificates, the rate determined by the Calculation Agent on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date and Class of Floating Rate Certificates will be determined on the basis of the rates at which one-month U.S. dollar deposits in amounts equal to the Floating Rate Certificate Principal Balance of the related Class to leading European banks are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Calculation Agent will request the principal

London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar loans in amounts equal to the Floating Rate Certificate Principal Balance of the related Class to leading European banks.

      "LIBOR Determination Date": With respect to any Accrual Period for the Certificates, two London and New York Banking Days preceding the commencement of such Accrual Period.

      "London and New York Banking Day": Any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency options) in London and New York City.

      "Moody's": Moody's Investors Service, Inc. or any successor thereto.

      "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate delivered hereunder.

      "Opinion of Counsel": A written opinion of counsel, who may be counsel to the Depositor or the Servicer, reasonably acceptable to the Grantor Trustee.

      "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Floating Rate Certificates theretofore executed and delivered hereunder except:

                  (i) Floating Rate Certificates theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

                  (ii) Floating Rate Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Grantor Trustee in trust for the Holders of such Floating Rate Certificates;

                  (iii) Floating Rate Certificates in exchange for or in lieu of which other Floating Rate Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Grantor Trustee is presented that any such Floating Rate Certificates are held by a bona fide purchaser;

                  (iv) Floating Rate Certificates alleged to have been destroyed, lost or stolen for which replacement Floating Rate Certificates have been issued as provided for in Section 5.05 hereof; and

                  (v) Floating Rate Certificates as to which the Grantor Trustee has made the final distribution thereon, whether or not such Floating Rate Certificate is ever returned to the Grantor Trustee.

      "Percentage Interest": With respect to a Class of the Floating Rate Certificates, a fraction, expressed as a percentage, the numerator of which is the initial Floating Rate Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Floating Rate Certificate Principal Balance represented by all the Floating Rate Certificates in such Class.

      "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Pooling and Servicing Agreement": The Pooling and Servicing Agreement, dated as of November 1, 1999, among the Depositor, Washington Mutual, as seller and servicer, and Bank One, National Association, as trustee.

      "Principal Distribution Amount": For each Class, as of any Distribution Date, the payment received by the Trust in respect of principal of the related Class of REMIC Certificates on the immediately preceding REMIC Distribution Date.

      "Rating Agencies": Collectively, Moody's, DCR or any successors thereto.

      "Realized Losses": As defined in the Pooling and Servicing Agreement.

      "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

      "Reference Banks": Any four major banks in the London interbank market selected by the Calculation Agent.

      "Register": The register maintained by the Registrar in accordance with
Section 5.04 hereof, in which the names of the Holders are set forth.

      "Registrar": The Grantor Trustee, acting in its capacity as Registrar appointed pursuant to Section 5.04 hereof.

      "REMIC Distribution Date": The 19th calendar day of each month, commencing December 19, 1999, or if such day is not a Business Day, the next Business Day.

      "Servicer": Washington Mutual Bank, FA, as servicer under the Pooling and Servicing Agreement.

      "Startup Day": December 3, 1999.

      "Swap Payment": On each Swap Payment Date and with respect to each Swap Agreement, (A) the amount that is payable to the Grantor Trustee from the Swap Counterparty equal to the Interest Distribution Amount on the related Class of Floating Rate Certificates on the related Distribution Date or (B) the amount that is payable to the Swap Counterparty from the Grantor Trustee, equal to the Current Interest received on such Distribution Date on the related Class of REMIC Certificates, in each case in accordance with the terms of the related Swap Agreement.

      "Swap Payment Date": Each Distribution Date.

      "Tax Return": The federal income tax return to be filed on behalf of the Trust together with any and all other information reports or returns that may be required to be furnished to the Holders of the Certificates or filed with the Internal Revenue Service as any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

      "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

      "Trust": Washington Mutual Bank, FA Series 1999-WM1 Grantor Trust, the trust created under this Agreement.

      "Trust Estate": As defined in the conveyance clause under this Agreement.

      "Voting Rights": The portion of the aggregate voting rights of all the Floating Rate Certificates evidenced by a Floating Rate Certificate, which will be allocated to the Floating Rate Certificates (without regard to Class) in proportion to their respective initial Floating Rate Certificate Principal Balances.

      "Washington Mutual": Washington Mutual Bank, FA, and its successors and assigns.

      Section 1.02 USE OF WORDS AND PHRASES.

      "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.01 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

      Section 1.03 CAPTIONS; TABLE OF CONTENTS.

      The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

      Section 1.04 OPINIONS.

      Each opinion with respect to the validity, binding nature and enforceability of documents or Floating Rate Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

      Section 2.01 ESTABLISHMENT OF THE TRUST.

      The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "Washington Mutual Bank, FA Series 1999-WM1 Grantor Trust".

      Section 2.02 OFFICE.

      The office of the Trust shall be in care of the Grantor Trustee, addressed to 1 Bank One Plaza, Chicago, Illinois 60670, Attention: Global Corporate Trust Services, or at such other address as the Grantor Trustee may designate by notice to the Depositor and the Servicer.

      Section 2.03 PURPOSES AND POWERS.

      The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Floating Rate Certificates and distribution of payments thereon, the acquiring, owning and holding of the REMIC Certificates, executing each Swap Agreement and making and receiving payments thereunder in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Holders.

      Section 2.04 APPOINTMENT OF THE GRANTOR TRUSTEE; DECLARATION OF TRUST.

      The Depositor hereby appoints the Grantor Trustee as Grantor Trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Grantor Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Grantor Trustee pursuant to Section 10.06 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Holders.

      Section 2.05 EXPENSES OF THE TRUST.

      The expenses of the Trust, including any fees payable to the Grantor Trustee, shall be paid by Washington Mutual pursuant to a separate agreement between Washington Mutual and the Grantor Trustee.

      Section 2.06 OWNERSHIP OF THE TRUST.

      On the Startup Day the ownership interests in the Trust shall be transferred as set forth in Section 4.02 hereof, such transfer to be evidenced by sale of the Floating Rate Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.04 hereof.

                                  ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR

      Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

      The Depositor hereby represents, warrants and covenants to the Grantor Trustee and the Holders that as of the Startup Day:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement.

            (b) The execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

            (c) Assuming due authorization, execution and delivery by the other parties hereto, this Agreement each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder.

            (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

      It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the REMIC Certificates to the Grantor Trustee.

      Section 3.02 CONVEYANCE OF THE REMIC CERTIFICATES.

      On the Startup Day the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, delivers, sets over and otherwise conveys, without recourse, to the Trust all of its respective right, title and interest in and to the Trust Estate. It is the express intent of the Depositor and the Grantor Trustee that the conveyance by the Depositor to the Grantor Trustee of the Depositor's right, title and interest in and to the Trust Estate be, and be construed as, an absolute sale and assignment by the Depositor to the Grantor Trustee of the Trust Estate for the benefit of the Certificateholders. Further, it is not intended that the conveyance be deemed to be a pledge of the Trust Estate by the Depositor to the Grantor Trustee to secure a debt or other obligation. However, in the event that the Trust Estate is held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Trust Estate, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for herein shall be deemed to be a grant by the Depositor to the Grantor Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Trust Estate including all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Grantor Trustee or any other agent of the Grantor Trustee of the Trust Estate or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Grantor Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Depositor under this Agreement and
(iii) the right of the Certificateholders to the Trust Estate.

      The Depositor, and, at the Depositor's direction, the Grantor Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Estate and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Depositor shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Grantor Trustee's security interest in the Trust Estate, including without limitation (i) continuation statements, (ii) such other statements as may be occasioned by any transfer of any interest of the Depositor in the Trust Estate; and (iii) filings necessary as a result in any change in the Uniform Commercial Code.

      Section 3.03 ACCEPTANCE BY TRUSTEE

      The Grantor Trustee hereby acknowledges receipt of each of the REMIC Certificates and each Swap Agreement and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definitions of Trust Estate and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Holders.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

      Section 4.01 ISSUANCE OF CERTIFICATES.

      On the Startup Day the Grantor Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, shall execute and cause the Floating Rate Certificates to be authenticated and delivered to or upon the order of the Depositor in authorized denominations.

      Section 4.02 SALE OF CERTIFICATES.

      At 11 a.m. New York City time on the Startup Day (the "Closing"), at the offices of Orrick Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York, the Depositor will sell and convey the REMIC Certificates to the Grantor Trustee, and the Grantor Trustee will deliver to the Depositor each Class of the Floating Rate Certificates each with a Percentage Interest equal to 100%, registered in the name of Cede & Co., or in such other names as the Depositor shall direct.

                                   ARTICLE V

              FLOATING RATE CERTIFICATES AND TRANSFER OF INTERESTS

      Section 5.01 TERMS.

            (a) The Floating Rate Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Floating Rate Certificates to "principal" and "interest", no debt of any Person is represented thereby, nor are the Floating Rate Certificates guaranteed by any Person. Each Class of the Floating Rate Certificates is payable solely from payments received on or with respect to the Class 4 A-2 REMIC Certificates and the related Swap Agreement, in the case of the Class 4 A-2 Floating Rate Certificates, the Class 5 A-3 REMIC Certificates and the related Swap Agreement, in the case of the Class 5 A-3 Floating Rate Certificates, and the Class 6 A-3 REMIC Certificates and the related Swap Agreement, in the case of the Class 6 A-3 Floating Rate Certificates, moneys in the Grantor Trust Account, and the proceeds of property held as a part of the Trust Estate. Each Floating Rate Certificate entitles the Holder thereof to receive monthly on each Distribution Date, in order of priority of distributions with respect to such Floating Rate Certificates as set forth in Section 7.03, a specified portion of such payments, pro rata in accordance with such Holder's Percentage Interest in such Class.

            (b) The Grantor Trustee will notify each Holder of the final distribution on such Holder's Certificate, and such final payment shall be made upon presentation and surrender of such Certificate.

      Section 5.02 FORMS.

      The Floating Rate Certificates shall be in substantially the form set forth in Exhibit A hereof with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Depositor's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws.

      Section 5.03 EXECUTION, AUTHENTICATION AND DELIVERY.

      Each Floating Rate Certificate shall be executed and authenticated by the manual or facsimile signature of one of the Grantor Trustee's Authorized Officers. Upon proper authentication by the Grantor Trustee, the Certificates shall bind the Trust.

      The initial Floating Rate Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.02 hereof. Subsequently issued Certificates will be dated as of the issuance of the Certificate.

      No Certificate shall be valid until executed and authenticated as set forth above.

      Section 5.04 REGISTRATION AND TRANSFER OF CERTIFICATES.

            (a) The Grantor Trustee shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee shall provide for the registration of Floating Rate Certificates and the registration of transfer of Floating Rate Certificates. The Grantor Trustee is hereby appointed Registrar for the purpose of registering Floating Rate Certificates and transfers of Floating Rate Certificates as herein provided.

            (b) At the option of any Holder, Floating Rate Certificates of any Class owned by such Holder may be transferred or exchanged for other Floating Rate Certificates authorized of like Class and tenor and a like aggregate original principal amount or Percentage Interest and bearing numbers not contemporaneously outstanding, upon surrender of the Floating Rate Certificates to be transferred or exchanged at the office designated as the location of the Register. Whenever any Floating Rate Certificate is so surrendered for exchange, the Grantor Trustee shall execute, authenticate and deliver the Floating Rate Certificate or Certificates which the Holder making the exchange is entitled to receive. Any transfer of a Floating Rate Certificate is subject to the transfer restrictions set forth in Section 5.04(d).

            (c) All Floating Rate Certificates issued upon any registration of transfer or exchange of Floating Rate Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Floating Rate Certificates surrendered upon such registration of transfer or exchange.

            (d) Every Floating Rate Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. No transfer of a Floating Rate Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition (each, a "Plan Investor"), unless the prospective transferee of a Certificateholder desiring to transfer its Floating Rate Certificate provides the Grantor Trustee with either (A) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee and the Depositor to the effect that the purchase or holding of such Floating Rate Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Grantor Trustee, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or the Pooling and Servicing Agreement, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Servicer; or (B) the prospective transferee shall be required to provide the Grantor Trustee and the Depositor with a certification, which the Grantor Trustee and the Depositor may rely upon without further inquiry or investigation, or such other certifications as the Grantor Trustee or the Depositor may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not a Plan Investor or (b) one or more of the following class exemptions are applicable to the holding by the prospective transferee of the Floating Rate Certificates by or with Plan Assets of a Plan: (i) Prohibited Transaction Class Exemption ("PTCE") 96-23, (ii) PTCE 95-60, (iii) PTCE 91-38,
(iv) PTCE 90-1; or (v) PTCE 84-14. Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Floating Rate Certificate for so long as such Floating Rate Certificate is held in the name of a Depository or its nominee (each such Floating Rate Certificate, a "Book-Entry Certificate"). Any transferee of a Book-Entry Certificate will be deemed to have represented by virtue of its purchase or holding of such Book-Entry Certificate (or interest therein) that either (a) such transferee is not a Plan Investor or (b) one or more of the following class exemptions are applicable to the holding by the prospective transferee of the Floating Rate Certificates by or with Plan Assets of a Plan: (i) Prohibited Transaction Class Exemption ("PTCE") 96-23, (ii) PTCE 95-60, (iii) PTCE 91-38,
(iv) PTCE 90-1; or (v) PTCE 84-14. If any Book-Entry Certificate (or any interest therein) is acquired or held in violation of the provisions of clause
(b) above, then the last preceding transferee that either (i) is not a Plan Investor or (ii) whose holding is exempt as provided in clause (b) above shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder thereof retroactive to the date of such transfer of such Book-Entry Certificate. Any purported Certificateholder whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.04(d) shall indemnify and hold harmless the Depositor, the Grantor Trustee, the Servicer, and the Trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding. The Grantor Trustee shall be under no liability to any Person for making any payments due on any Certificate to such preceding transferee that is not a Plan Investor or whose holding is exempt as provided in clause (b) above.

            (e) No service charge shall be made to a Holder for any registration of transfer or exchange of Floating Rate Certificates, but the Registrar or Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Floating Rate Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

            (f) It is intended that the Floating Rate Certificates be registered so as to participate in a global book entry system with the Depository, as set forth herein. The Floating Rate Certificates shall, except as otherwise provided in Subsection (g), be initially issued in the form of a single fully registered Certificate of such Class. Upon initial issuance, the ownership of each such Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

      The Floating Rate Certificates will be in fully-registered form only in minimum denominations of $25,000 Certificate Principal Balance and integral multiples of $1 in excess thereof.

      With respect to the Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Servicer and the Grantor Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Floating Rate Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Servicer and the Grantor Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate as shown in the Register, of any notice with respect to the Floating Rate Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Floating Rate Certificates. No Person other than a registered Holder of a Certificate as shown in the Register shall receive a certificate evidencing such Certificate.

      Upon delivery by the Depository to the Grantor Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Holders of Floating Rate Certificates appearing as registered Holders in the registration books maintained by the Grantor Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

            (g) In the event that (i) the Depository or the Depositor advises the Grantor Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Floating Rate Certificates and the Depositor or the Grantor Trustee is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Floating Rate Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Floating Rate Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor and at the Depositor's expense, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Floating Rate Certificates may be registered in whatever name or names registered Holders of the Floating Rate Certificates transferring the Floating Rate Certificates shall designate, in accordance with the provisions hereof.

            (h) Notwithstanding any other provision of this Agreement to the contrary, so long as any of the Floating Rate Certificates is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Floating Rate Certificates and all notices with respect to such Floating Rate Certificates shall be made and given, respectively, to the Depository.

      Section 5.05 MUTILATED, DESTROYED, LOST OR STOLEN FLOATING RATE CERTIFICATES.

      If (i) any mutilated Floating Rate Certificate is surrendered to the Grantor Trustee, or the Grantor Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Floating Rate Certificate, and (ii) in the case of any mutilated Floating Rate Certificate, such mutilated Floating Rate Certificate shall first be surrendered to the Grantor Trustee, and in the case of any destroyed, lost or stolen Floating Rate Certificate, there shall be first delivered to the Grantor Trustee such security or indemnity as may be reasonably required by it to hold the Grantor Trustee harmless, then, in the absence of notice to the Grantor Trustee or the Registrar that such Floating Rate Certificate has been acquired by a bona fide purchaser, the Depositor shall execute and the Grantor Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Floating Rate Certificate, a new Floating Rate Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

      Upon the issuance of any new Floating Rate Certificate under this Section, the Registrar or Grantor Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust.

      Every new Floating Rate Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Floating Rate Certificate shall constitute evidence of a substitute interest in the Trust, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Floating Rate Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Floating Rate Certificate shall not be valid for any purpose.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Floating Rate Certificates.

      Section 5.06 PERSONS DEEMED OWNERS.

      The Grantor Trustee and any agent of the Grantor Trustee may treat the Person in whose name any Floating Rate Certificate is registered as the owner of such Floating Rate Certificate for the purpose of receiving distributions with respect to such Floating Rate Certificate and for all other purposes whatsoever and neither the Grantor Trustee, the Servicer nor any agent of the Grantor Trustee or the Servicer shall be affected by notice to the contrary.

      Section 5.07 CANCELLATION.

      All Floating Rate Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Grantor Trustee, be delivered to the Grantor Trustee and shall be promptly canceled by it. No Floating Rate Certificate shall be authenticated in lieu of or in exchange for any Floating Rate Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Floating Rate Certificates may be held by the Grantor Trustee in accordance with its standard retention policy.

      Section 5.08 ASSIGNMENT OF RIGHTS.

      A Holder may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee a Holder of the Trust without compliance with the provisions of Section 5.04 hereof.

                                   ARTICLE VI

                                    COVENANTS

      Section 6.01 DISTRIBUTIONS.

      On each Distribution Date, the Grantor Trustee will withdraw amounts from the Grantor Trust Account and make the distributions with respect to the Floating Rate Certificates and each Swap Agreement in accordance with the terms of the Floating Rate Certificates, each Swap Agreement and this Agreement. Such distributions shall be made by wire transfer to the account specified in writing by the Certificateholder to the Grantor Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Register.

      Section 6.02 WITHHOLDING.

            (a) The Grantor Trustee on behalf of the Trust to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Holder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            (b) Any money held by the Grantor Trustee in trust for the payment of any amount due with respect to any Certificate and remaining unclaimed by the Holder of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and paid to the Servicer; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, look only to Servicer for payment thereof and all liability of the Grantor Trustee with respect to such trust money shall thereupon cease; provided, however, that the Grantor Trustee before being required to make any such payment, may, at the expense of the Trust, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication. The Grantor Trustee shall, at the direction of the Depositor, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Holders whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar or the Grantor Trustee, at the last address of record for each such Holder).

      Section 6.03 PROTECTION OF TRUST ESTATE.

            (a) The Grantor Trustee will hold the Trust Estate in trust for the benefit of the Holders and will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Depositor, to:

                  (i) more effectively hold in trust all or any portion of the Trust Estate;

                  (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                  (iii) enforce the REMIC Certificates;

                  (iv) enforce each Swap Agreement; or

                  (v) preserve and defend title to the Trust Estate and the rights of the Grantor Trustee, and the ownership interests of the Holders represented thereby, in such Trust Estate against the claims of all Persons and parties.

      The Grantor Trustee shall send copies of any request received from the Depositor to take any action pursuant to this Section 6.03 to the other parties hereto.

            (b) The Grantor Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Agreement, the rights of the Trust as owner of the REMIC Certificates, and the obligations of the Swap Counterparty under each Swap Agreement. In addition, the Holders shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Holders as such rights are set forth in this Agreement, provided, however, that nothing in this Section shall require any action by the Grantor Trustee unless the Grantor Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested by the Holders of a majority of the Voting Rights represented by the Floating Rate Certificates then Outstanding.

            (c) The Grantor Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Grantor Trustee's fiduciary duties, or adversely affect its rights and immunities hereunder.

      Section 6.04 PERFORMANCE OF OBLIGATIONS.

      The Grantor Trustee will not take any action that would release any Person from any of such Person's covenants or obligations under any instrument or document relating to the Floating Rate Certificates or the Swap Agreements or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

      The Grantor Trustee may contract with other Persons to assist it in performing its duties hereunder pursuant to Section 10.02(g).

      Section 6.05 NEGATIVE COVENANTS.

      The Grantor Trustee will not permit the Trust to:

                  (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

                  (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Floating Rate Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Holder by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

                  (iii) incur, assume or guaranty any indebtedness of any Person except pursuant to this Agreement;

                  (iv) dissolve or liquidate in whole or in part, except pursuant to Article IX hereof; or

                  (v) (A) permit the validity or effectiveness of this Agreement to be impaired, or permit any Person to be released from any covenants or obligations with respect to the Trust or to the Floating Rate Certificates or the Swap Agreements under this Agreement, except as may be expressly permitted hereby or (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof.

      Section 6.06 NO OTHER POWERS.

      The Grantor Trustee will not permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.03 hereof.

      Section 6.07 LIMITATION OF SUITS.

      No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, any Swap Agreement or for the appointment of a receiver or Grantor Trustee of the Trust, or for any other remedy with respect to an event of default hereunder, unless:

                  (1) such Holder has previously given written notice to the Depositor and the Grantor Trustee of such Holder's intention to institute such proceeding;

                  (2) the Holders of not less than 25% of the Voting Rights represented by the Floating Rate Certificates then Outstanding, shall have made written request to the

Grantor Trustee to institute such proceeding in its own name as Grantor Trustee establishing the Trust;

                  (3) such Holder or Holders have offered to the Grantor Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Grantor Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Grantor Trustee during such 60-day period by the Holders of a majority of the Voting Rights represented by the Floating Rate Certificates;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holder or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

      Section 6.08 UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE DISTRIBUTIONS.

      Notwithstanding any other provision in this Agreement, the Holder of any Floating Rate Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Floating Rate Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

      Section 6.09 RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Grantor Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 6.10 DELAY OR OMISSION NOT WAIVER.

      No delay of the Grantor Trustee or any Holder of any Floating Rate Certificate to exercise any right or remedy under this Agreement shall impair any such right or remedy or constitute a waiver of any such event or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Grantor Trustee or the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Grantor Trustee or the Holders, as the case may be.

      Section 6.11 CONTROL BY HOLDERS.

      The Holders of a majority of the Voting Rights represented by the Floating Rate Certificates then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee with respect to the Floating Rate Certificates or exercising any trust or power conferred on the Grantor Trustee with respect to the Floating Rate Certificates or the Trust Estate, including, but not limited to, those powers set forth in
Section 6.03, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Agreement;

                  (2) the Grantor Trustee shall have been provided with indemnity satisfactory to it; and

                  (3) the Grantor Trustee may take any other action deemed proper by the Grantor Trustee, as the case may be, which is not inconsistent with such direction; provided, however, that the Grantor Trustee need take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

      Section 6.12 ACCESS TO CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

                  If three or more Certificateholders (i) request in writing from the Grantor Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Floating Rate Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Grantor Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Grantor Trustee. Every Certificateholder, by receiving and holding a Floating Rate Certificate, agrees that the Grantor Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                                  ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      Section 7.01 COLLECTION OF MONEY.

      Except as otherwise expressly provided herein, the Grantor Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Grantor Trustee pursuant to this Agreement, each Swap Agreement and the REMIC Certificates. The Grantor Trustee shall hold all such money and property received by it hereunder as part of the Trust Estate and shall apply it as provided in this Agreement.

      Section 7.02 ESTABLISHMENT OF ACCOUNTS.

      The Depositor shall cause to be established on the Startup Day, and the Grantor Trustee shall maintain, at the Corporate Trust Office, the Grantor Trust Account, which shall be an Eligible Account and is to be held by the Grantor Trustee in trust on behalf of the Holders of the Floating Rate Certificates and the Grantor Trustee. The Grantor Trust Account shall be identified as follows:
"Bank One, National Association, as Grantor Trustee under the Grantor Trust Agreement dated as of December 3, 1999".

      Section 7.03 FLOW OF FUNDS.

            (a) The Grantor Trustee shall deposit to the Grantor Trust Account, without duplication, upon receipt, all payments received under the Swap Agreements, the proceeds of any liquidation of the assets of the Trust, the Current Interest paid on each class of the REMIC Certificates and the Principal Distribution Amount paid on each Class of the REMIC Certificates.

            (b) On each Distribution Date, the Grantor Trustee will distribute the payments received from the Swap Counterparty under each Swap Agreement to the Holders of the related Class of Floating Rate Certificates, to be applied to the Interest Distribution Amount.

            (c) On each Distribution Date, the Grantor Trustee shall make the following disbursements from the Current Interest in respect of the immediately preceding REMIC Distribution Date on each class of REMIC Certificate in the following order of priority:

                  (i) First, to the Swap Counterparty, any regularly scheduled payment due to the Swap Counterparty under Section 2 of the related Swap Agreement;

                  (ii) Second, to the Holders of the related Class of Floating Rate Certificates, to be applied to the Interest Distribution Amount for such Class of Floating Rate Certificates, and any amount in excess of the Interest Distribution Amount (after taking into account payments made pursuant to Section 7.03(b) on such Distribution Date) shall be applied to the related Interest Carry Forward Amount with respect Floating Rate Certificates.

            (d) On each Distribution Date, the Grantor Trustee shall pay 100% of the Principal Distribution Amount received with respect to each class of REMIC Certificates to the Holders of the related Class of Floating Rate Certificates.

            (e) Any money remaining in the Grantor Trust Account will be paid to the Holders of the Floating Rate Certificates in accordance with their respective Voting Rights.

      Section 7.04 INVESTMENT OF ACCOUNTS.

            (a) All funds in the Grantor Trust Account shall be held (i) uninvested (up to the limits insured by the FDIC) or (ii) invested in Eligible Investments, at the direction of Washington Mutual. Any investments of funds in the Grantor Trust Account shall mature or be withdrawable at par on or prior to the Distribution Date on which they are to be distributed. Any investment earnings net of investment losses on funds held in the Grantor Trust Account shall be for the account of Washington Mutual. Any investment losses on funds held in the Grantor Trust Account shall be for the account of Washington Mutual and promptly upon the realization of such loss shall be contributed by Washington Mutual to the Grantor Trust Account. Any references herein to amounts on deposit in the Grantor Trust Account shall refer to amounts net of such investment earnings.

            (b) The Grantor Trustee may make withdrawals from the amounts on deposit in the Grantor Trust Account, with respect to the REMIC Certificates, for the following purposes:

                  (i) to make a disbursement to Washington Mutual on each Distribution Date immediately prior to the disbursements under Section 7.03 hereof of investment earnings (net of investment losses) on amounts on deposit in the Grantor Trust Account;

                  (ii) to withdraw amounts that have been deposited to the Grantor Trust Account in error;

                  (iii) to make distributions to the Certificateholders pursuant to Section 7.03; and

                  (iv) to clear and terminate the Grantor Trust Account following the termination of the Trust pursuant to Article IX.

      Section 7.05 ELIGIBLE INVESTMENTS.

      The following are Eligible Investments:

            (a) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's and DCR, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by each applicable Rating Agency;

            (c) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's and DCR, and will not result in the downgrading or withdrawal of the rating then assigned to the Floating Rate Certificates by each applicable Rating Agency;

            (d) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's and DCR, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, and will not result in the downgrading or withdrawal of the rating then assigned to the Floating Rate Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody's, and a rating of A-1+ by DCR;

            (e) demand or time deposits or certificates of deposit issued by (i) any Federal Home Loan Bank or (ii) any bank or trust company or savings association which is rated at least "A" by DCR which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

            (f) repurchase obligations with respect to any security described in
(a) and (b) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (d) above;

            (g) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody's and DCR or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Floating Rate Certificates by each applicable Rating Agency; and

            (h) units of taxable money-market portfolios rated in the highest rating category by Moody's and DCR and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (1) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (2) Eligible Investments shall include only such obligations or securities that are payable on demand or mature on or before the Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Grantor Trust Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

      Section 7.06 ACCOUNTING BY GRANTOR TRUSTEE.

            The Grantor Trustee shall provide to the Calculation Agent the information required to be provided by the Grantor Trustee pursuant to each Swap Agreement shall determine (a) the payment due to the Grantor Trustee under each Swap Agreement and (b) the payment due to the Swap Counterparty under each Swap Agreement not later than 12:00 noon on the Business Day immediately preceding the related Distribution Date and the Grantor Trustee shall notify the Swap Counterparty of such amounts to be received and to be paid under the related Swap Agreement.

      Section 7.07 REPORTS BY GRANTOR TRUSTEE TO HOLDERS.

            (a) On each Distribution Date the Grantor Trustee shall report in writing to the Depositor, each Holder and the Rating Agencies:

                  (i) the aggregate amount of the distribution with respect to such Holders' Floating Rate Certificates;

                  (ii) the amount of such Holder's distributions allocable to principal;

                  (iii) the amount of such Holder's distributions allocable to interest;

                  (iv) the Interest Carry Forward Amount remaining unpaid, if any after giving effect to the distributions made on such Distribution Date;

                  (v) the Floating Rate Certificate Principal Balance of such Class of Floating Rate Certificates which will be Outstanding after giving effect to any payment of principal on such Distribution Date;

                  (vi) based upon information furnished by the Depositor, such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Holders in computing their market discount;

                  (vii) the amount of the Swap Payment received from the Swap Counterparty and the amount of the Swap Payment paid by the Grantor Trustee to the Swap Counterparty on the applicable Swap Payment Date;

                  (viii) all information received by the Grantor Trust as Holder of the related class of REMIC Certificates; and

                  (ix) the Floating Pass-Through Rate with respect to such Class and such Distribution Date.

      Section 7.08 REPORTS BY GRANTOR TRUSTEE.

            The Grantor Trustee shall report to the Depositor, and Washington Mutual, with respect to the amount on deposit in the Grantor Trust Account and the identity of the investments included therein, as the Depositor or the Servicer may from time to time request. Without limiting the generality of the foregoing, the Grantor Trustee shall, at the request of the Depositor transmit promptly to the Depositor copies of all accounting of receipts in respect of the REMIC Certificates furnished to it by the Servicer.

                                  ARTICLE VIII

                                 SWAP AGREEMENTS

      Section 8.01 TERMINATION OF SWAP AGREEMENTS.

      The Grantor Trustee shall give prompt written notice to the Holders of the related Class of Floating Rate Certificates if, pursuant to the terms of a Swap Agreement, the Swap Agreement is terminable by the Grantor Trustee prior to the Conversion Date. The Grantor Trustee will terminate such Swap Agreement if directed to do so by the Holders of 66-2/3% of the Percentage Interests of the related Class of Floating Rate Certificates.

      Section 8.02 TRANSFER OF SWAP AGREEMENTS.

      The Grantor Trustee shall give prompt written notice to the Holders of the related Class of Floating Rate Certificates if, pursuant to the terms of a Swap Agreement, the Grantor Trustee has the right or obligation to direct the Swap Counterparty to transfer its rights and obligations under the Swap Agreement to a successor swap counterparty or to replace the Swap Agreement with another swap agreement containing substantially similar terms, or to take any other action or to consent to any action or inaction on the part of the Swap Counterparty pursuant to the terms of such Swap Agreement. Any such notice shall include the circumstances under which such right or obligation arose. The Grantor Trustee will act pursuant to such Swap Agreement in accordance with the directions of the Holders of 66-2/3% of the Percentage Interests of the related Class of Floating Rate Certificates.

      The Grantor Trustee shall give written notice to Moody's of the downgrading of the short-term or long-term debt obligations of the Swap Counterparty by Moody's promptly after receiving notice of such event from the Swap Counterparty pursuant to the Swap Agreement.

                                   ARTICLE IX

                              TERMINATION OF TRUST

      Section 9.01 TERMINATION OF TRUST.

      The Trust created hereunder and all obligations created by this Agreement will terminate upon the earlier of (a) the payment to the Holders of all Floating Rate Certificates of all amounts held by the Grantor Trustee and required to be paid to such Holders pursuant to this Agreement following the final payment or other liquidation (or any advance made with respect thereto) of all of the REMIC Certificates and the Swap Agreements and (b) the consent of 100% of the Certificateholders together with the consent of the Grantor Trustee (which consent shall not be unreasonably withheld) to terminate the Trust created hereunder following the termination of all of the Swap Agreements. If the Trust is terminated pursuant to clause (b) of this Section 9.01, the Grantor Trustee shall transfer all of its right, title and interest in and to the REMIC Certificates to the Holders of the related Floating Rate Certificates in accordance with their respective Percentage Interests, such transfer to be effected in accordance with the Pooling and Servicing Agreement. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of Saint James, living on the date hereof. The Grantor Trustee shall give written notice of termination of the Agreement to each Holder in the manner set forth in
Section 11.05.

      Section 9.02 DISPOSITION OF PROCEEDS.

      The Grantor Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Grantor Trust Account.

                                   ARTICLE X

                               THE GRANTOR TRUSTEE

      Section 10.01 CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) The Grantor Trustee (i) (A) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and (B) the banking institution that is the Grantor Trustee shall serve as the Grantor Trustee at all times under this Agreement, and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Grantor Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Grantor Trustee shall not be personally liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Grantor Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of 25% or more of the Percentage Interests of the Floating Rate Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, or exercising any trust or power conferred upon the Grantor Trustee, under this Agreement relating to such Floating Rate Certificates.

            (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Grantor Trustee shall be subject to the provisions of this Section.

            (d) No provision of this Agreement shall require the Grantor Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) The permissive right of the Grantor Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Grantor Trustee shall not be answerable for other than its own negligence or willful misconduct.

            (f) The Grantor Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

      Section 10.02 CERTAIN RIGHTS OF THE GRANTOR TRUSTEE.

      Except as otherwise provided in Section 10.01 hereof:

            (a) the Grantor Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Depositor or the Holders of any Class of Floating Rate Certificates mentioned herein shall be sufficiently evidenced in writing;

            (c) whenever in the administration of this Agreement the Grantor Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Grantor Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Grantor Trustee may consult with counsel, and the written advice of such counsel (selected in good faith by the Grantor Trustee) or any Opinion of Counsel to any of the other parties hereto shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

            (e) the Grantor Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Grantor Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Grantor Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

            (g) the Grantor Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians;

            (h) the Grantor Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Floating Rate Certificates;

            (i) the right of the Grantor Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

            (j) the Grantor Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

      Section 10.03 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF CERTIFICATES.

      The recitals and representations contained herein and in the Floating Rate Certificates, except any such recitals and representations relating to the Grantor Trustee, shall be taken as the statements of the Depositor and the Grantor Trustee assumes no responsibility for their correctness.

      Section 10.04 MAY OWN CERTIFICATES.

      The Grantor Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights it would have if it were not Grantor Trustee.

      Section 10.05 MONEY HELD IN TRUST.

      Money held by the Grantor Trustee in trust hereunder shall be kept in a separate and segregated trust account in accordance with Section 7.02 hereof.

      Section 10.06 CORPORATE GRANTOR TRUSTEE REQUIRED; ELIGIBILITY.

      The Grantor Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and DCR or such lower ratings as will not cause Moody's or DCR to lower their then-current ratings of the

Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section 10.06, the Grantor Trustee shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

      Section 10.07 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Grantor Trustee and no appointment of a successor Grantor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Grantor Trustee under Section 10.08 hereof.

            (b) The Grantor Trustee, or any Grantor Trustee or Grantor Trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Depositor, the Servicer and by mailing notice of resignation by first-class mail, postage prepaid, to the Holders at their addresses appearing on the Register; provided, that the Grantor Trustee shall have also resigned as Trustee pursuant to the Pooling and Servicing Agreement. A copy of such notice shall be sent by the resigning Grantor Trustee to the Rating Agencies. Upon receiving notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee or Grantor Trustees; provided that any successor Grantor Trustee so appointed shall be the Trustee under the Pooling and Servicing Agreement. If no successor Grantor Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and appropriate, appoint a successor Grantor Trustee

            (c) If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Grantor Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Grantor Trustee and one copy to the successor Grantor Trustee ; provided that any successor Grantor Trustee so appointed shall be the Trustee under the Pooling and Servicing Agreement.

            (d) The Depositor shall give notice of any removal of the Grantor Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Rating Agencies and to the Holders as their names and addresses appear in the Register. Each notice shall include the name of the successor Grantor Trustee and the address of its corporate trust office.

      Section 10.08 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR GRANTOR TRUSTEE.

      Every successor Grantor Trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor on behalf of the Trust and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Grantor Trustee shall become effective and such successor Grantor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder. The Depositor and the predecessor Grantor Trustee shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Grantor Trustee all such rights, powers and trusts.

      Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section, the Depositor shall mail notice thereof by first-class mail, postage prepaid, to the Holders at their last addresses appearing upon the Register and to Washington Mutual. The Depositor shall send a copy of such notice to the Rating Agencies. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Grantor Trustee, the successor Grantor Trustee shall cause such notice to be mailed at the expense of the Depositor.

      No successor Grantor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article X.

      Section 10.09 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF THE GRANTOR TRUSTEE.

      Any Person into which the Grantor Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Grantor Trustee, shall be the successor of the Grantor Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X.

      Section 10.10 LIABILITY OF THE GRANTOR TRUSTEE.

      The Grantor Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Grantor Trustee herein. Neither the Grantor Trustee nor any of the directors, officers, employees or agents of the Grantor Trustee shall be under any liability on any Floating Rate Certificate or otherwise to the Depositor, the Servicer or any Holder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Grantor Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

      Section 10.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR
TRUSTEE.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the Grantor Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee to act as co-Grantor Trustee or co-Grantor Trustees, jointly with the Grantor Trustee, of all or any part of the Trust Estate or separate Grantor Trustee or separate Grantor Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this
Section 10.11, such powers, duties, obligations, rights and trusts as the Grantor Trustee may consider necessary or desirable. No co-Grantor Trustee or separate Grantor Trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 10.06 and no notice to Holders of the appointment of any co-Grantor Trustee or separate Grantor Trustee shall be required under Section 10.07.

      Every separate Grantor Trustee and co-Grantor Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate Grantor Trustee or co-Grantor Trustee jointly (it being understood that such separate Grantor Trustee or co-Grantor Trustee is not authorized to act separately without the Grantor Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Grantor Trustee or co- Grantor Trustee, but solely at the direction of the Grantor Trustee; and

                  (ii) No co-Grantor Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Grantor Trustee hereunder.

      Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate Grantor Trustees and co-Grantor Trustees, as effectively as if given to each of them. Every instrument appointing any separate Grantor Trustee or co-Grantor Trustee shall refer to this Agreement and the conditions of this Section 10.11. Each separate Grantor Trustee and co-Grantor Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee and a copy thereof given to Washington Mutual.

      Any separate Grantor Trustee or co-Grantor Trustee may, at any time, constitute the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Grantor Trustee or co- Grantor Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.01 COMPLIANCE CERTIFICATES AND OPINIONS.

      Upon any application or request by the Depositor or the Holders to the Grantor Trustee to take any action under any provision of this Agreement, the Depositor or the Holders, as the case may be, shall furnish to the Grantor Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

      Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (including one furnished pursuant to specific requirements of this Agreement relating to a particular application or request) shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

            (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 11.02 FORM OF DOCUMENTS DELIVERED TO THE GRANTOR TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Grantor Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of an Authorized Officer of the Grantor Trustee or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Depositor, stating that the information with respect to such factual matters is in the possession of the Depositor, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Grantor Trustee, stating that the information with respect to such matters is in the possession of the Grantor Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Grantor Trustee may reasonably rely upon the opinion of such other counsel.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

      Section 11.03 ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Grantor Trustee and the Trust, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership of Certificates shall be proved by the Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Grantor Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

      Section 11.04 NOTICES, ETC. TO GRANTOR TRUSTEE.

      Any request, demand, authorization, direction, notice, consent, waiver or act of the Holders or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Grantor Trustee by any Holder or the Depositor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Grantor Trustee at the Corporate Trust Office.

      Section 11.05 NOTICES AND REPORTS TO HOLDERS; WAIVER OF NOTICES.

      Where this Agreement provides for notice to Holders of any event or the mailing of any report to Holders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Holder affected by such event or to whom such report is required to be mailed, at the address of such Holder as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Holders is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Holder shall affect the sufficiency of such notice or report with respect to other Holders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

      Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Grantor Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Grantor Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Agreement provides for notice to any Rating Agency that rated any Floating Rate Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

      Section 11.06 RULES BY GRANTOR TRUSTEE.

      The Grantor Trustee may make reasonable rules for any meeting of Holders.

      Section 11.07 SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

      Section 11.08 SEVERABILITY.

      In case any provision in this Agreement or in the Floating Rate Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.09 BENEFITS OF AGREEMENT.

      Nothing in this Agreement or in the Floating Rate Certificates, expressed or implied, shall give to any Person, other than the Holders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      Section 11.10 LEGAL HOLIDAYS.

      In any case where the date of any Distribution Date, any other date on which any distribution to any Holder is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Floating Rate Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Distribution Date, or such other date for the payment of any distribution to any Holder or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

      Section 11.11 GOVERNING LAW.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.12 COUNTERPARTS.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 11.13 USURY.

      The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Holder of such Certificate as a result of an error on the part of the Grantor Trustee acting on behalf of the Trust and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Grantor Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Holder, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Grantor Trustee for the benefit of Holders of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

      Section 11.14 AMENDMENT.

            (a) The Grantor Trustee and the Depositor may, at any time and from time to time, and without the consent of the Holders, amend this Agreement for the purpose of (i) curing any ambiguity, correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or adding provisions hereto which are not inconsistent with the provisions hereof; and (ii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder. The Depositor and the Grantor Trustee, with the consent of the Holders of Floating Rate Certificates aggregating not less than 66-2/3% of the Percentage Interests of the affected Class of Certificates, may amend this Agreement in any other respect; provided, however, that no such amendment may (i) change in any manner the amount of, change the timing of, or change the manner in which payments are required to be distributed in respect of any Floating Rate Certificate without the consent of the Holder of such Floating Rate Certificate, (ii) reduce the aforesaid percentages of Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, or
(iii) terminate the Agreement or the Trust created thereunder without the consent of 100% of the Holders of all Classes of the Floating Rate Certificates; and provided further that no such amendment shall effect a merger between the Trust and any other Person, or otherwise extend the activities of the Trust beyond the activities specified in Section 2.03. Any such consent by the Holder of a Floating Rate Certificate shall be conclusive and binding on such Holder and upon all future Holders of such Floating Rate Certificate and of any Floating Rate Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof whether or not notation of such consent is made upon the Certificate.

            (b) Promptly after the execution of any such amendment, the Grantor Trustee shall furnish written notification of the substance of such amendment to each Holder in the manner set forth in Section 11.05, and to the Rating Agencies.

            (c) The Rating Agencies shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

            (d) Prior to the execution of any amendment to this Agreement or any Swap Agreement, the Grantor Trustee shall be furnished with an Opinion of Counsel to the effect that (i) any such amendment is authorized or permitted hereunder and (ii) such amendment would not, in and of itself, cause any federal income tax to be imposed on the Trust.

      Section 11.15 ADDITIONAL LIMITATION ON ACTION AND IMPOSITION OF TAX.

      Any provision of this Agreement to the contrary notwithstanding, the Grantor Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any amendment or modification of this Agreement.

      Section 11.16 NOTICES.

      All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

      The Grantor Trustee:    Bank One, National Association
                              1 Bank One Plaza
                              Suite IL1-0126
                              Chicago, Illinois 60670-0126
                              Attention: Global Corporate Trust Services

      The Depositor:          Credit Suisse First Boston Mortgage
                              Securities Corp.
                              11 Madison Avenue
                              New York, New York 10010
                              Attention: President

      Washington Mutual:      Washington Mutual Bank, FA
                              9200 Oakdale Avenue
                              Chatsworth, California 91311
                              Attention:  Fay L. Chapman

      Moody's:                Moody's Investors Service
                              99 Church Street
                              New York, New York 10007
                              Attention:  Mortgage-Backed Securities
                                          Surveillance Department

      Holders:                As set forth in the Register.

      IN WITNESS WHEREOF, the Depositor, Washington Mutual and the Grantor Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.,
                                          as Depositor

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        WASHINGTON MUTUAL BANK, FA

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        BANK ONE, NATIONAL ASSOCIATION,
                                          as Grantor Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

STATE OF NEW YORK        )
                         ):    ss.:
COUNTY OF NEW YORK       )

      On the ________ day of December 1999, before me personally came ________________, to me known who, being by me duly sworn, did depose and say that he/she is a/an __________________ Credit Suisse First Boston Securities Corp., a Delaware Corporation; and that he/she signed his/her name thereto by order of the respective Boards of Directors of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

STATE OF WASHINGTON           )
                              ):    ss.:
COUNTY OF                     )

      On the ________ day of December, 1999, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he/she is a _________________ of Washington Mutual Bank, FA, a ___________________; and that he/she signed his name thereto by order of the respective Boards of Directors of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

STATE OF ILLINOIS        )
                         ):    ss.:
COUNTY OF COOK           )

      On the ________ day of December, 1999, before me personally came _________________, to me known, who, being by me duly sworn did depose and say that he/she is an _______________ of Bank One, National Association, the banking association described in and that executed the above instrument as Grantor Trustee; and that he signed his name thereto by order of the Board of Directors of said New York banking corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                    EXHIBIT A

                        FORM OF FLOATING RATE CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., CREDIT SUISSE FINANCIAL PRODUCTS, WASHINGTON MUTUAL BANK, FA OR THE GRANTOR TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.04(d) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE GRANTOR TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH PURCHASE AND HOLDING IS EXEMPT UNDER PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1 OR PTCE 84-14;
      AND

            2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) WHOSE HOLDING IS EXEMPT PURSUANT TO ONE OF THE FOREGOING EXEMPTIONS SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE GRANTOR TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.04(D) OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, WASHINGTON MUTUAL BANK, FA AND THE GRANTOR TRUSTEE FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

            WASHINGTON MUTUAL BANK, FA. SERIES 1999-WM1 GRANTOR TRUST

              CLASS [4 A-2][5 A-3][6 A-3] FLOATING RATE CERTIFICATE

Evidencing an undivided interest in a Trust whose assets consist of three mortgage pass-through certificates, three interest rate swap agreements and other related property transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ______________     $_________________    INITIAL AGGREGATE CLASS
                                               [4 A-2][5 A-3][6 A-3]
                                               CERTIFICATE  PRINCIPAL
                                               BALANCE


Certificate No._______   $_________________    INITIAL CERTIFICATE
                                               PRINCIPAL BALANCE OF THIS
                                               CERTIFICATE


First Distribution Date:                       Scheduled Final
December 23, 1999                              Distribution Date:
                                               October 23, 2039


            THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust referred to below consisting of three mortgage pass-through certificates backed by a pool of adjustable-rate conventional mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property, three interest rate swap agreements, and other related property, held in trust and transferred to the Trust by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust was created pursuant to the Grantor Trust Agreement, dated as of November 1, 1999 (the "Agreement"), between the Depositor, Washington Mutual Bank, FA and Bank One, National Association, as grantor trustee (the "Grantor Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Grantor Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in (i) the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM1, Class [4 A-2][5 A-3][6 A-3], (ii) the interest rate swap agreement, between Credit Suisse Financial Products and the Grantor Trustee relating to payments in such certificates, and (iii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Pursuant to the Agreement, the Grantor Trustee will also issue the Class [4 A-2][5 A-3][6 A-3] Floating Rate Certificates and the Class [4 A-2][5 A-3][6 A-3] Floating Rate Certificates, each of which will represent rights in and to a separate class of mortgage pass-through certificates and a separate swap agreement.

            This Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [4 A-2][5 A-3][6 A-3] Certificates, both as set forth above.

            The Grantor Trustee shall distribute from the Grantor Trust Account, to the extent of available funds, on the 23rd day of each month, or if such 23rd day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to the Class [4 A-2][5 A-3][6 A-3] Floating Rate Certificates on such Distribution Date.

            Not later than each Distribution Date, the Grantor Trustee will send to each Certificateholder a statement containing information relating to the payments made to Certificateholders.

            Distributions on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Grantor Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Depositor and the Grantor Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates aggregating not less than 66-2/3% of the Percentage Interests of the affected Class of Certificates; provided, however, that no such amendment may (i) change in any manner the amount of, change the timing of, or change the manner in which payments are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, or (iii) terminate the Agreement or the Trust created thereunder without the consent of 100% of the Holders of all Classes of the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Grantor Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this

Certificate for registration of transfer at the office or agency of the Grantor Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust will be issued to the designated transferee or transferees.

            The Class [4 A-2][5 A-3][6 A-3] Floating Rate Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Grantor Trustee and any agent of the Grantor Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Grantor Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Depositor and the Grantor Trustee created by the Agreement will terminate upon the earlier of (a) the distribution of all amounts payable on all Classes of the Certificates or
(b) upon the consent of 100% of the Certificates .

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Grantor Trustee. The Grantor Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, or any related document.

            IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed under its corporate seal.

                                        BANK ONE, NATIONAL ASSOCIATION
                                          solely as Grantor Trustee and not
                                          individually


                                        By:_____________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:__________________________


BANK ONE, NATIONAL ASSOCIATION,
as Grantor Trustee

By:________________________________
   Authorized Officer

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

      I (we) further direct the Grantor Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated:_____________________


___________________________________     ________________________________________
Social Security or                      Signature by or on behalf of assignor
other Tax Identification                (signature must be signed as registered)
No. of Assignee

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

Distribution shall be made by check mailed to___________________________________ __________________________________________________________________________, or
if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Grantor Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to___________________the account of , account number______________________. This information is provided by the assignee named above, or its agent.